SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 24, 2004

THE EXPLORATION COMPANY OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

500 North Loop 1604 East, Suite 250
San Antonio, Texas	78232
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

The Registrant issued a press release on September 24, 2004, entitled "The Exploration Company To Webcast IPAA Investment Symposium Presentation". The presentation was webcast on a delayed basis on Tuesday, September 28, 2004, and may be played back for the next 30 days from the Company's website.

On September 28, 2004 the Registrant delivered a presentation to Webcast IPAA Investment Symposium in San Francisco. An outline of that presentation is included at Exhibit 99.2. Slides 9 and 16 in the presentation disclosed internally generated June 30, 2004 estimated reserves data that had not been previously published.

Item 9.01: Exhibits

The following exhibit is furnished herewith:

Exhibit
Number Description

99.1	September 24, 2004 Press Release, entitled "The Exploration Company To Webcast IPAA Investment Symposium Presentation"

99.2	Outline of TXCO's September 28, 2004, Presentation to the IPAA Investment Symposium in San Francisco

The information in this Report (including Exhibit 99) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 29, 2004

THE EXPLORATION COMPANY OF DELAWARE, INC.

/s/ P. Mark Stark

P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)